UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-02631

                             Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                             Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Robert Amweg

Chestnut Street Exchange Fund

301 Bellevue Parkway

                                     Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (610) 558-1750

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

January 21, 2015

Fellow Partner:

Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2014.

Our Fund earned $10.05 per share of net investment income for a share outstanding throughout 2014, compared to $9.22 per share earned in 2013. Dividend income in 2014 was increased by $104,252 from 2013. Expenses were increased slightly in 2014.

After providing for the January 2015 distribution, the net asset value per partnership share at December 31, 2014 was $559.24. The net asset value at September 30, 2014, the date of our last report, was $543.71. Distributed in redemption in the fourth quarter were shares of International Business Machines Corp.

Additional information required by Securities and Exchange Commission regulations is enclosed.

The accompanying Investment Adviser’s Report contains interesting information on the market and on our Fund’s performance.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Market Review

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates continued to be low. Although volatility increased, levels generally remained below the historical norm. For the twelve-month period ended December 31, 2014, large cap U.S. stocks, as represented by the S&P 500® Index, advanced 13.69%.

It was an unpleasant start to the year for equity investors. Volatility increased amid heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors braced for the impact of the U.S. Federal Reserve (The Fed) scaling back on stimulus. Equity markets around the world declined sharply in January. But the sell-off was short-lived and equities rebounded as uncertainty abated. Notably, relief came in the form of long-term interest rates remaining low even as the Fed reduced its open-market purchases. Additionally, investors were comforted by the Fed’s dovish stance on short-term rates and increasing evidence that the recent weakness in U.S. economic data had been temporary and weather-related.

Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 while bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition activity propelled market gains, pushing major U.S. stock indexes to all-time highs.

However, the combination of high valuations and expectations of higher interest rates left equities particularly vulnerable to bad news. Volatility increased as tensions between Russia and Ukraine mounted and investors considered the potential implications of economic sanctions. The fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer. A ground war in Gaza, the downing of a civilian Malaysian airliner over Ukraine, and Scotland’s flirtation with independence from the United Kingdom added to global headwinds, resulting in a challenging third quarter for equity markets.

U.S. economic growth strengthened considerably in the latter part of 2014. Initially, the good news was bad for stocks, spurring a sell-off in September as investors feared the Fed would raise short-term rates earlier than previously expected. But calm was restored when the Fed reaffirmed its anticipation that short-term rates would likely continue to be warranted for some time after its target employment and inflation levels are realized. U.S. stocks rebounded in October and continued their climb through year end as U.S. economic data continued to impress investors and helped fuel a positive corporate earnings season.

While the pace of U.S. economic growth strengthened in the later part of 2014, the broader global economy showed signs of slowing. This drove volatility higher as the divergence in global central bank policies became a major theme in equity markets. While the Fed moved toward tightening policy, the European Central Bank and Bank of Japan implemented easing measures to stimulate their economies and support their currencies. However, the U.S. equity market absorbed much of the increased liquidity flowing from foreign central banks as global investors sought the relative stability of U.S. equities in a world of rising geopolitical tensions and uneven economic growth.

As the U.S. economy strengthened over the second half of the year, so did the U.S. dollar, which put downward pressure on commodity prices. Oil prices in particular plunged in the latter months of 2014 as a global supply-and-demand imbalance materialized. Lower oil prices led to a pickup in consumer spending in the United States during the fourth quarter, a positive for U.S. stocks.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Market Review (concluded)

From a sector perspective, utilities stocks (+28.73%) generated the strongest returns in the S&P 500® Index in 2014 as the sector benefited from lower interest rates. Health care stocks (+25.34%) powered higher in 2014, as did information technology (+20.12%), consumer staples (+15.98%) and financials (+15.28%). Industrials (+9.76%), consumer discretionary (+9.67%) and materials (+6.91%) also performed well for the year. Telecommunications services (+2.43%) generated softer gains, while falling oil prices took their toll on the energy sector (-7.66%).

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review

Summary

Despite a lackluster December, US equities closed out 2014 with solid gains as the US economy gathered steam, thanks in part to better-than-expected job growth, improved consumer confidence and healthier business spending. Continued monetary policy accommodation and strength in corporate America further underpinned stock outperformance. All told, the broad-market S&P 500® Index added nearly 5% in the fourth quarter to end the year up 13.69%. It was the third consecutive year of double-digit returns for the index, with stocks repeatedly logging record highs. The absolute return understates the level of recent market volatility, however, as weakening global economic growth, shifting expectations about Fed policy, geopolitical flare-ups and the collapse in oil prices all tested investor resolve. While these factors failed to derail the market uptrend, the flight-to-quality environment they fomented benefited defensive stock sectors, as well as US Treasuries.

At the sector level, utilities’ 13% return in the fourth quarter topped all others, while the consumer segments also made solid advances (both discretionary and staples up more than 8%). Unsurprisingly, energy was the main laggard as Brent crude prices plunged 40% amid global demand weakness and concerns of oversupply. The telecommunication services and materials sectors lost ground as well. For full-year 2014, energy was the lone sector in negative territory, while utilities and health care were the top gainers. Utilities benefited from declining interest rates and bouts of risk-aversion throughout the period, while a surge in merger-and-acquisition activity helped boost health care performance. The information technology (IT) sector was also a strong contributor, up 20% in 2014.

Performance Attribution

The portfolio slightly underperformed its benchmark index, the S&P 500®, for the twelve-month period. Stock selection within consumer discretionary was the strongest contributor, specifically a lack of exposure to the internet & catalog retail segment. Selection in financials and materials also proved beneficial, notably within the bank and chemical industries, respectively. The greatest contributors at the stock level were Union Pacific Corporation, Intel Corporation, and Wells Fargo & Company.

Performance was negatively impacted by stock selection in health care, specifically an underweight to the biotechnology industry. Stock selection in consumer staples was also a notable detractor, primarily in the beverage segment. Additionally, an absence of investments in the utilities sector hindered performance for the year. The largest detractor was Emerson Electric Co., followed by an underweight to Apple Inc. and an overweight to Schlumberger NV.

Outlook

As a result of market movement and shares redeemed during the year, the Fund’s overall weightings changed very slightly. We used investor redemptions to sell out of the portfolio’s position within International Business Machines (IBM), and cash to purchase shares of Apple. Furthermore, The Fund remains well diversified, with the largest overweight relative to the S&P 500® Index in financials, industrials, and consumer

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review (concluded)

staples and the largest underweights relative to the benchmark in information technology, utilities, and consumer discretionary.

We remain cautiously optimistic on the market overall. Economic data points, including employment, have improved and appear to point toward accelerating US growth in 2015. In addition, the relative multiples of various “value” sectors, when compared to the second and third quintiles of revenue growers, suggest that growth stocks have become attractively priced.

Oil and commodity prices collapsed during the fourth quarter due to weaker global demand and excess supply. Accordingly, we saw estimates come down for material and energy companies, posing a headwind for cyclically-oriented sectors.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

(Unaudited)

PERFORMANCE COMPARISON

Comparison of Change in Value of $10,000 Investment in Chestnut Street

Exchange Fund(1) vs. S&P 500® Index and Dow Jones Industrial Average™ Index(2)

The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

For the Periods Ended December 31, 2014

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception(3)
Chestnut Street Exchange Fund	13.19%	14.39%	7.50%	11.34%
S&P 500® Index	13.69%	15.45%	7.68%	11.31%
Dow Jones Industrial Average™ Index	10.04%	13.27%	7.47%	9.73%

(1)	The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 1, 2005 and reflects Fund expenses. Investors should note that the Fund is a managed fund while the indices are unmanaged, do not incur expenses and are not available for investment. The Fund’s gross expense ratio for the fiscal year ended December 31, 2014 was 0.53%.
(2)	Results of index performance are presented for general comparative purposes.
(3)

Cumulative since inception total returns were 5781.14%, 5775.18% and 3302.99% for the Chestnut Street Exchange Fund, the S&P 500® Index and the Dow Jones Industrial Average™ Index, respectively, for the period December 29, 1976 (inception) to December 31, 2014.

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Fund Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period from July 1, 2014 through December 31, 2014, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ending December 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Chestnut Street Exchange Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Six Months Ending December 31, 2014*
Actual	$1,000.00	$1,043.00	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line of the table is based on the actual total return of 4.30% for the six-month period ending December 31, 2014.

†	Hypothetical expenses are based on the Fund’s actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PORTFOLIO HOLDINGS SUMMARY TABLE

December 31, 2014

(Unaudited)

Security Type/Industry	% of Net Assets	Value
COMMON STOCKS:
Financial	20.6%	$44,260,851
Health Care	15.3	32,894,872
Consumer Cyclicals	14.5	31,282,572
Technology	10.0	21,456,456
Staples	8.4	18,103,117
Energy	8.2	17,699,787
Capital Equipment	6.7	14,466,602
Basics	5.7	12,197,674
Transportation	5.5	11,960,890
Retail	2.7	5,823,254
Utilities	1.7	3,622,363
Other Assets in Excess of Liabilities	0.7	1,491,692

Net Assets	100.0%	$215,260,130

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
COMMON STOCKS—99.3%
BASICS—5.7%
Air Products & Chemicals, Inc.	62,114	$8,958,701
Cabot Corp.	73,848	3,238,973

		12,197,674

CAPITAL EQUIPMENT—6.7%
Emerson Electric Co.	106,453	6,571,344
General Electric Co.	312,436	7,895,258

		14,466,602

CONSUMER CYCLICALS—14.5%
3M Co.	23,636	3,883,868
CBS Corp.,—Class B	51,548	2,852,666
Comcast Corp.,—Class A	128,494	7,453,937
Procter & Gamble Co.	73,071	6,656,037
Walt Disney Co. (The)	110,798	10,436,064

		31,282,572

ENERGY—8.2%
Exxon Mobil Corp.	100,626	9,302,874
Schlumberger, Ltd.	98,313	8,396,913

		17,699,787

FINANCIAL—20.6%
American Express Co.	84,503	7,862,159
Ameriprise Financial, Inc.	19,150	2,532,588
Bank of America Corp.	48,170	861,761
Blackhawk Network Holdings, Inc.—Class B*	6,280	236,694
JPMorgan Chase & Co.	120,418	7,535,758
Moody’s Corp.	70,949	6,797,624
Wells Fargo & Co.	336,269	18,434,267

		44,260,851

HEALTH CARE—15.3%
Abbott Laboratories	112,356	5,058,267
AbbVie, Inc.	112,356	7,352,577
Baxter International, Inc.	55,746	4,085,624
Johnson & Johnson	86,533	9,048,756
Merck & Co., Inc.	129,418	7,349,648

		32,894,872

	Shares	Value
RETAIL—2.7%
Home Depot, Inc.	20,117	$2,111,681
Kohl’s Corp.	13,002	793,642
Safeway, Inc.	38,225	1,342,462
Wal-Mart Stores, Inc.	18,345	1,575,469

		5,823,254

STAPLES—8.4%
Altria Group, Inc.	15,436	760,532
Coca-Cola Co. (The)	269,768	11,389,605
Hanesbrands, Inc.	4,852	541,580
Kraft Foods Group, Inc.	3,607	226,015
Mondelez International, Inc.,—Class A	10,720	389,404
PepsiCo, Inc.	37,423	3,538,719
Philip Morris International, Inc.	15,436	1,257,262

		18,103,117

TECHNOLOGY—10.0%
Apple, Inc.	16,404	1,810,674
Check Point Software Technologies Ltd.*	45,003	3,535,886
Cisco Systems, Inc.	28,068	780,711
Intel Corp.	287,570	10,435,915
International Business Machines Corp.	22	3,530
Microsoft Corp.	43,766	2,032,931
Oracle Corp.	63,527	2,856,809

		21,456,456

TRANSPORTATION—5.5%
Union Pacific Corp.	100,402	11,960,890

UTILITIES—1.7%
Verizon Communications, Inc.	77,434	3,622,363

Total Common Stocks (Cost: $28,567,819)		213,768,438

TOTAL INVESTMENTS IN SECURITIES
(Cost: $28,567,819)	99.3%	$213,768,438
Other assets in excess of liabilities	0.7%	1,491,692

NET ASSETS	100.0%	$215,260,130

*	Non-Income Producing

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2014

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in inactive markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at value:

	Total Value at 12/31/14	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$213,768,438	$213,768,438	$—	$—

*	See details of industry breakout.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended December 31, 2014, there were no transfers among Levels 1, 2 and 3 for the Fund.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments in securities, at value (cost $28,567,819)	$213,768,438
Cash	2,450,302
Dividends receivable	500,754
Prepaid expenses	15,092

Total assets	216,734,586

Liabilities
Payables for:
Distributions	1,333,769
Advisory fees	94,736
Custodian fees	7,657
Transfer agent fees	3,837
Administration and accounting fees	30,497
Accrued expenses and other liabilities	3,960

Total liabilities	1,474,456

Net Assets	$215,260,130

Net Assets consisted of:
Other capital — paid-in or reinvested	$32,421,677
Undistributed net investment income	677
Accumulated net realized losses on securities	(2,362,843)
Net unrealized appreciation on investments	185,200,619

Net Assets (Applicable to 384,914 partnership shares outstanding)	$215,260,130

Net Asset Value, offering and redemption price per share ($215,260,130 / 384,914 shares)	$559.24

Net assets applicable to shares owned by:
Limited partners (384,822 shares)	$215,208,344
Managing general partners (92 shares)	51,786

Total net assets (384,914 shares)	$215,260,130

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Operations

Year Ended December 31, 2014

Investment income
Dividends		$4,956,340
Interest		272

Total investment income		4,956,612

Expenses
Investment advisory services		692,186
Legal fees		119,035
Managing general partners’ compensation, officer’s salary and expenses		89,559
Transfer agent fees		40,741
Custodian fees		31,782
Administration and accounting fees (Note C)		30,497
Insurance		21,854
Printing		21,673
Audit fees		19,896
Miscellaneous		12,211

Total expenses		1,079,434

Advisory fees waived		(6,000)

Total expense, net		1,073,434

Net investment income		3,883,178

Net realized and unrealized gain on investments
Realized gain from securities transactions: Distributed on redemption of partnership shares		4,221,508
Unrealized appreciation on investments
Beginning of year	$167,719,359
End of year	185,200,619

Net change in unrealized appreciation		17,481,260

Net realized and unrealized gain from investments		21,702,768

Net increase in net assets resulting from operations		$25,585,946

Statements of Changes in Net Assets

Year Ended December 31,

	2014	2013
Increase /(decrease) in net assets Operations:
Net investment income	$3,883,178	$3,829,963
Net realized gain from securities transactions, for federal income tax purposes net gain is $0 and $6,583	—	6,583
Excess of market value over book value of securities distributed upon redemption of partnership shares	4,221,508	28,847,397
Net change in unrealized appreciation on investments	17,481,260	20,911,844

Increase in net assets resulting from operations	25,585,946	53,595,787

Distributions to partners from:
Net investment income	(3,880,100)	(3,833,962)

Capital share transactions:
Net asset value of 542 and 663 shares issued in lieu of cash distributions	295,468	303,110
Cost of 8,964 and 75,739 shares repurchased	(4,665,113)	(34,769,281)

Decrease in net assets from capital share transactions	(4,369,645)	(34,466,171)

Total increase in net assets	17,336,201	15,295,654
Net assets:
Beginning of year	197,923,929	182,628,275

End of year *	$215,260,130	$197,923,929

*	Includes undistributed net investment income of $677 and distributions in excess of net investment income of ($2,401), respectively.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

FINANCIAL HIGHLIGHTS

(For a Share of the Fund Outstanding Throughout Each Year)

	Years Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$503.19	$389.89	$348.17	$344.85	$315.61

Income From Investment Operations:
Net investment income	10.05	9.22	9.42	6.85	5.79
Net gain on securities (both realized and unrealized)	56.04	113.31	41.72	3.32	29.24

Total from investment operations	66.09	122.53	51.14	10.17	35.03

Less Distributions:
From net investment income	(10.04)	(9.23)	(9.42)	(6.85)	(5.79)

Net Asset Value, End of Year	$559.24	$503.19	$389.89	$348.17	$344.85

Total Return	13.19%	31.59%	14.75%	2.99%	11.27%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$215,260	$197,924	$182,628	$176,553	$192,009
Ratios to average net assets:
Expenses
Including waivers, if any	0.52%	0.52%	0.53%	0.50%	0.51%
Excluding waivers, if any	0.53%	0.52%	0.53%	0.50%	0.51%
Net investment income	1.89%	1.95%	2.44%	1.92%	1.80%
Portfolio Turnover Rate	—%	—%	—%	—%	1.01%

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

(A)	ORGANIZATION

Chestnut Street Exchange Fund (the “Fund”), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund’s investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the “Publicly Traded Partnership” rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.

(B)	SIGNIFICANT ACCOUNTING PRINCIPLES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuations

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Securities Transactions and Investment Income

Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund’s inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Distributions

Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2014, the Fund had a capital loss carryforward of $2,362,843, which expires December 31, 2016. Therefore, no provision for federal income taxes is recorded in the financial statements.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be used to offset future capital gains realized prior to losses incurred in the years preceding enactment.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011—2014) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$26,730,872

Gross unrealized appreciation	187,037,566
Gross unrealized depreciation	—

Net unrealized appreciation	$187,037,566

The difference between book basis and tax basis of investments is attributable to the use of the individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

(C)	INVESTMENT ADVISORY FEES, OTHER SERVICES AND TRANSACTIONS WITH AFFILIATES

BlackRock Capital Management, Inc. (“BCM” or the “Adviser”), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006 as amended November 1, 2014 (“Advisory Agreement”). BCM provides advisory, accounting and administrative services to the Fund. All BlackRock entities named are subsidiaries of BlackRock, Inc. Until November 1, 2014, BCM paid BNY Mellon Investment Servicing (US) Inc. for administrative services provided to the Fund.

For the period January 1, 2014 through October 31, 2014, the Advisory Agreement provided for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund’s average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000. Effective November 1, 2014, the Advisory Agreement provides for a fee, computed daily and paid monthly at the annual rate of 0.32% of the first $100,000,000 of the Fund’s net assets, plus 0.24% of the next $100,000,000 of the Fund’s net assets, plus 0.26% of the Fund’s net assets exceeding $200,000,000, which is reduced by an annual charge of $36,000 that is charged ratably against monthly payments. For the year ended December 31, 2014, this fee reduction equaled $6,000.

BNY Mellon Investment Servicing (US) Inc. also serves as the Fund’s administrator and accounting agent and transfer and dividend disbursing agent.

BNY Mellon Investment Servicing Trust Company serves as the Fund’s custodian.

The Managing General Partners each receive a fixed fee as compensation for their services. In addition, the President, Chief Financial Officer and Chief Compliance Officer receive additional payments for overseeing the Fund’s activities, plus reimbursements of related expenses. For the year ended December 31, 2014, payments to or for the Managing General Partners amounted to $89,559.

Legal fees amounting to $119,035 for the year ended December 31, 2014 were paid to Drinker Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D)	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $1,847,378 and $0, respectively, for the year ended December 31, 2014.

(E)	DISTRIBUTIONS TO SHAREHOLDERS

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund’s distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

The tax character of distributions paid during 2014 and 2013 were as follows:

	2014	2013
Ordinary income	$4,309,473	$4,243,150
Investment expense	(429,373)	(409,188)

Distributed to partners	$3,880,100	3,833,962

For federal income tax purposes, distributions of net investment income and short-term capital gains are treated as ordinary income dividends.

(F)	IN-KIND DISTRIBUTION OF SECURITIES

During the year ended December 31, 2014, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions in portfolio securities and cash was as follows:

	Value of the Redemptions	Net Realized Gain Included In Redemptions	Fund Shares Redeemed
Portfolio Securities*	$4,652,933	$4,221,508	8,941
Cash	12,180	—	23

	$4,665,113	$4,221,508	8,964

*	Includes $2,228 in cash redeemed.

Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund’s fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G)	INDEMNIFICATIONS

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

(H)	TAX MATTERS

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$677
Capital loss carryover	(2,362,843)
Other timing differences	(1,836,947)
Net unrealized appreciation of investments	187,037,566

$182,838,453

On December 31, 2014, undistributed realized gain/accumulated realized loss on securities was decreased by $4,221,508 and additional paid-in capital was increased by $4,221,508 due to permanent differing book and tax treatment of realized gains and losses attributable to redemptions in kind and the differences in the book and tax cost of securities described in Note B. Net assets of the Fund were unaffected by this change.

(I)	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and determined that there were no subsequent events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

Chestnut Street Exchange Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Chestnut Street Exchange Fund (the “Fund”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 25, 2015

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Additional Information (Unaudited)

Annual Approval Investment Advisory Agreement

At a meeting held on July 30, 2014, the Managing General Partners of the Chestnut Street Exchange Fund (the “Fund”), including the Independent Managing General Partners, approved the continuation of the investment advisory agreement with BlackRock Capital Management, Inc. (“BCM”) with respect to the Fund for an additional one-year period. In connection with their approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provided to the Fund and BCM’s experience and qualifications. The Managing General Partners reviewed and considered BCM’s report and presentation that included among other things, (1) a comparison of the advisory fee and total expense ratio of the Fund to those of the BlackRock Exchange Portfolio (the “BlackRock Portfolio”), the other exchange portfolio managed by BCM, and the Fund’s Lipper peer group; (2) a comparison of the performance of the Fund to the BlackRock Portfolio, its benchmark (S&P 500® Index) as well as the Dow Jones Industrial Average™; (3) compensation or possible benefits to BCM arising from its relationship with the Fund; (4) a discussion of the current business activities of BCM’s parent, BlackRock, Inc.; (5) information about the services provided to the Fund, the experience and qualifications of the personnel that are involved in the management of the Fund and how they are compensated; (6) a description of the procedures for determining that the Fund receives best execution and for allocating portfolio opportunities among the Fund and other advisory clients of BlackRock; (7) the nature of BlackRock’s internal controls to monitor portfolio compliance; and (8) the costs of the services provided and BCM’s profits with respect to the Fund. Since the Fund was closed to new investors, economies of scale were not considered relevant.

The Managing General Partners considered the scope and quality of services provided by the Adviser, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund. On the basis of this evaluation, the Managing General Partners concluded that the nature, quality and extent of services provided by BCM was satisfactory. The Managing General Partners then considered the Fund’s performance as compared to its benchmark, the S&P 500® Index, the BlackRock Portfolio and the Dow Jones Industrial Average™ for the year-to-date, 1-, 3-, 5- and 10-year periods ended June 30, 2014, noting that the Fund had out-performed the Dow Jones Industrial Average™ for all periods, out-performed the S&P 500® Index for all periods with the exception of the 5- and 10-year periods and out-performed the BlackRock Portfolio for all periods. The Managing General Partners also considered the expense ratio and advisory fee comparisons of the Fund compared to the BlackRock Portfolio and the Fund’s Lipper peer group. The Managing General Partners noted that the Fund’s expense ratio and advisory fees were lower than the BlackRock Portfolio and also lower than the average net expense ratio and average advisory fee of the Lipper peer group.

After discussion, the Managing General Partners concluded that BCM had the capabilities, resources and personnel necessary to manage the Fund. The Managing General Partners considered the services provided by BCM and the fees paid by the Fund in relation to the BlackRock Portfolio’s fees and the Fund’s Lipper peer group, as well as the Fund’s performance and other information presented and discussed, and the Managing General Partners concluded that the advisory fees paid by the Fund are reasonable and fair.

The Managing General Partners next considered BCM’s proposal to amend the investment advisory agreement to remove BCM’s obligation to perform administrative services to the Fund. The Managing General Partners considered that BCM had delegated the performance of the administrative services to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), and paid BNY Mellon’s fees for such services out of its advisory fee. Therefore, if the Managing General Partners approved the amendment to the investment advisory agreement, the Fund would then enter into a separate agreement with BNY Mellon to provide the administrative services for which BCM was formerly responsible.

In connection with this approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and the information that BCM and BNY Mellon provided to the Board about the proposed reallocation of the contractual responsibility for administrative services from BCM to BNY Mellon, the nature and quality of the advisory and administrative services currently provided and those services that would be provided pursuant to the new arrangement and the impact the new arrangement would have on the Fund’s expenses.

The Managing General Partners considered the Adviser’s representations that the nature, extent and quality of the investment advisory services currently provided to the Fund and the portfolio management team would not change as a result of the elimination of the administrative services from the Adviser’s duties under the Advisory Agreement. The Managing General Partners also considered that BNY Mellon has been, and currently is, providing all of the administrative services that BCM is currently obligated to provide and that BCM has been paying for those services out of its advisory fee. The Managing General Partners also considered information from BNY Mellon concerning the nature of the administrative services it currently provides to the Fund on behalf of the Adviser, and will continue to provide under the new administration agreement with the Fund, its qualifications to provide those services and that the change in the contractual relationship will not result in any change in the personnel currently providing those administrative services to the Fund. Based on this information and the Managing General Partners’ experience with the administrative services provided to the Fund by BNY Mellon, the Managing General Partners concluded that the nature and quality of the advisory and administrative services provided and the personnel performing such services to the Fund would not change as a result of the reallocation of the contractual responsibility to provide the administrative services from BCM to BNY Mellon. In addition, the Managing General Partners concluded that the proposed arrangement would more clearly delineate the administrative services provided and the payments for such services. In addition, by contracting directly with the administrator, the Fund will have more control and flexibility to change administrators, negotiate payments and obtain additional administrative services in the future.

The Managing General Partners also considered that, currently, BCM pays BNY Mellon for the administrative services out of the advisory fee it receives from the Fund. Under the proposed Amendment, the advisory fee will be reduced by an amount equal to the current proposed fee payable by the Fund to BNY Mellon under the proposed new administration agreement. Therefore, although the responsibility for the payment of the administrative services currently paid by BCM under the Advisory Agreement will be borne by the Fund, the reallocation of these administrative services from BCM to BNY Mellon would not increase the current total expenses of the Fund. Based on the foregoing and upon such other information as it considered necessary to the exercise of its reasonable business judgment, the Managing General Partners concluded unanimously that it was in the best interests of the Fund to approve the Amendment to the Advisory Agreement with BCM.

Meeting of Partners

The results of voting at the Meeting of Partners held on October 15, 2014 were as follows:

Proposal to approve an amendment to the investment advisory agreement between the Fund and BlackRock Capital Management Inc.:

Shares For	187,644
Shares Against	3,283
Shares Abstained	28,649

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (800) 852-4750 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

As required by the Internal Revenue Code, 100% of ordinary income dividends paid for the year ended December 31, 2014 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INFORMATION ON THE MANAGING GENERAL

PARTNERS AND OFFICERS OF THE FUND

(Unaudited)

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund’s Statement of Additional Information includes additional information about the Fund’s Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund’s partnership agreement provides that each Managing General Partner holds office until the earliest of (a) the election of his or her successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated as bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner During Past 5 Years

Disinterested Managing General Partners
Gordon L. Keen, Jr. c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 70	Managing General Partner since 2006	Senior Vice President, Law & Corporate Department, Airgas, Inc. (Radnor, PA-based distributor of industrial, medical and specialty gases, and welding and safety equipment and supplies) from January 1992 to January 2006.	1	None

Edward J. Roach c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 90	Managing General Partner since 2000	Certified Public Accountant; Chief Compliance Officer 2004-2012, President 2002-2012 and Treasurer 1981-2012 of the Fund; President and/or Treasurer of one other investment company advised by BCM, 1988-2009.	1	None

Langhorne B. Smith c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 78	Managing General Partner since 1997	Retired. President and Director, The Sandridge Corporation (private investment company); Director, Claneil Enterprises, Inc. (private investment company).	1	None

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner During Past 5 Years

Disinterested Managing General Partners (continued)
David R. Wilmerding, Jr. c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 79	Managing General Partner since 1976; Chairman of the Managing General Partners since 2006	Retired. Chairman, Wilmerding & Associates (investment advisers) from February 1989 to 2006.	1	Director, Beaver Management Corporation

Officers
Robert F. Amweg, CMA, MBA Vigilant Compliance LLC Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 Age: 61	President and Chief Compliance Officer since 2014	Compliance Director, Vigilant Compliance LLC since August 2013; Consultant to the financial services industry since September 2012; Chief Financial Officer, Turner Investments, LP 2007-2012.	N/A	N/A

John Boyle, CPA, MBA Vigilant Compliance LLC Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 Age: 61	Chief Financial Officer since 2012	Director, Vigilant Compliance LLC since 2006.	N/A	N/A

Michael P. Malloy Drinker Biddle & Reath One Logan Square 18th and Cherry Streets Philadelphia, PA 19103 Age: 55	Secretary since 2001	Secretary of Chestnut Street Exchange Fund; Partner in the law firm of Drinker Biddle & Reath LLP.	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 Age: 54	Treasurer Since 2012	Vice President since 1995 and Senior Director since 2005; BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.), Inc.); Assistant Treasurer of the Fund 2009-2012.	N/A	N/A

(1)	The Fund Complex includes all registered investment companies that are advised by BlackRock Capital Management, Inc. or one of its affiliates.

(2)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the 1940 Act.

CHESTNUT STREET EXCHANGE FUND

Privacy Notice

Chestnut Street Exchange Fund is committed to protecting the security and confidentiality of the personal information of our partners. We provide you with this notice to inform you about our practices with respect to personal information.

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you; and

•	Information about your transactions with us or others

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law. If you decide to close your account we will adhere to the privacy policies and practices as described in this notice.

We restrict access to your personal and account information to those employees of BNY Mellon Investment Servicing Inc. and the Fund’s Treasurer who need to know that information to provide services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

[INTENTIONALLY LEFT BLANK]

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Edward J. Roach

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR

AND

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

Annual Report

December 31, 2014

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of managing general partners has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,900 for 2013 and $20,500 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2013 and $1,500 for 2014.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

(e)(2)	No services described in paragraph (b) through (d) were approved by the Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of managing general partners.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	2/26/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	2/26/2015

By (Signature and Title)*	/s/ John Boyle
John Boyle, Chief Financial Officer
(principal financial officer)

Date	2/26/2015

* Print the name and title of each signing officer under his or her signature.